UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WL ROSS HOLDING CORP.

(Name of Registrant as Specified in its Charter)

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WL ROSS HOLDING CORP.
c/o WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036

To the Stockholders of WL Ross Holding Corp.:

You are cordially invited to attend the 2015 annual meeting of stockholders (the “Annual Meeting”) of WL Ross Holding Corp. (the “Company”) to be held on Thursday, February 11, 2016 at 1:00 p.m., local time, at the offices of the Company, located at 1166 Avenue of the Americas, New York, NY 10036 to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our Board has fixed the close of business on January 12, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Wilbur L. Ross, Jr. Chairman of the Board	/s/ Michael J. Gibbons Chief Financial Officer and Secretary

This proxy statement is dated January 14, 2016
and is being mailed with the form of proxy on or shortly after January 15, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

WL ROSS HOLDING CORP.
c/o WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 11, 2016

To the Stockholders of WL Ross Holding Corp.:

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders (the “Annual Meeting”) of WL Ross Holding Corp., a Delaware corporation (the “Company”), will be held on Thursday, February 11, 2016 at 1:00 p.m., local time, at the offices of the Company, located at 1166 Avenue of the Americas, New York, NY 10036, to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on January 12, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock of the Company entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/wlross/2016.

By Order of the Board,

/s/ Wilbur L. Ross, Jr. Chairman of the Board	/s/ Michael J. Gibbons Chief Financial Officer and Secretary

i

WL ROSS HOLDING CORP.
c/o WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, February 11, 2016, at 1:00 p.m., local time, at the offices of the Company
1166 Avenue of the Americas
New York, NY 10036

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of WL Ross Holding Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, February 11, 2016 at 1:00 p.m., local time, at the offices of the Company, located at 1166 Avenue of the Americas, New York, NY 10036, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about January 15, 2016.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting; and
•	The Company’s annual report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2016, which includes the Company’s financial results for the years ended December 31, 2014 and December 31, 2015.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect two directors to serve as Class I directors on our Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Why is the 2015 Annual Meeting being held in 2016?

We did not hold an annual meeting of stockholders during the 2015 calendar year. As previously reported in the Form 8-K filed on January 7, 2016, on December 3, 2015 NASDAQ notified us that we must hold an annual meeting for 2015 to regain compliance with NASDAQ Marketplace Rule 5620(a). As such, the Annual Meeting on February 11, 2016 will give our stockholders the opportunity to vote on matters relating to fiscal year 2015. We intend to hold another annual meeting by December 31, 2016, which will constitute the 2016 Annual Meeting, in order to give our stockholders an opportunity to ask questions and vote on matters relating to fiscal year 2016.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each nominee for Director, and “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of common stock of the Company (“Common Stock”), par value $.0001 per share, as of the close of business on January 12, 2016 are entitled to vote at the Annual Meeting. As of the Record Date, there were 62,531,250 shares of Common Stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On January 12, 2016, there were 62,531,250 shares of Common Stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of outstanding shares of Common Stock as of January 12, 2016 must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 31,265,626 shares of Common Stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Wilbur L. Ross, Jr., our Chairman, Michael J. Gibbons, our Chief Financial Officer and Secretary, and Stephen J. Toy, our Director and President, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Ross, Mr. Gibbons, and Mr. Toy to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.
•	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of KPMG LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10036, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “Sponsor” is to WL Ross Sponsor LLC, a Delaware limited liability company, an affiliate of Mr. Wilbur L. Ross, Jr., our Chairman and Chief Executive Officer.

Who can help answer my questions?

You can contact our transfer agent, Continental Stock Transfer & Trust, at 917-262-2373 or by sending a letter to 17 Battery Place, 8th Floor, New York, NY 10004 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of WL Ross Holding Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, February 11, 2016, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of the Company, located at 1166 Avenue of the Americas, New York, NY 10036, on Thursday, February 11, 2016, at 1:00 p.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect two directors to serve as Class I directors on our Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
•	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015; and
•	To vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on January 12, 2016, as the Record Date for the determination of holders of outstanding Common Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 62,531,250 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote.

The holders of 31,265,626 shares of Common Stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman, the Secretary, and the President to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Ross, Mr. Gibbons, and Mr. Toy.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our transfer agent, Continental Stock Transfer & Trust, at 917-262-2373 or by sending a letter to 17 Battery Place, 8th Floor, New York, NY 10004.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary at WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10107 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Common Stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of WL Ross Holding Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers)

anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of Common Stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10036. Our telephone number at such address is (212) 826-1100.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Wilbur L. Ross, Jr.(a)	78	Chairman and Chief Executive Officer
Lord William Astor(a)(c)(d)	64	Director
Stephen J. Toy(b)	42	Director and President
Thomas E. Zacharias(b)(c)(d)	61	Director
Robert C. Dinerstein(b)(c)(d)(e)	73	Director
Michael J. Gibbons	44	Chief Financial Officer and Secretary
Wendy L. Teramoto	41	Senior Vice President

(a)	Class I director (to serve until the 2015 annual meeting of stockholders)
(b)	Class II director (to serve until the 2016 annual meeting of stockholders)
(c)	Member of Audit Committee
(d)	Member of Compensation Committee
(e)	Mr. Dinerstein was appointed to our Board, Audit Committee, and Compensation Committee, effective January 15, 2016.

Wilbur L. Ross, Jr. has been the Chairman of our Board and the Chief Executive Officer since March 2014. Mr. Ross is the Founder, Chairman and Chief Strategy Officer of WL Ross & Co. LLC, a private equity firm. Mr. Ross was also formerly the Chief Executive Officer of WL Ross prior to stepping down from this role on April 30, 2014 to become its Chief Strategy Officer. Mr. Ross is currently a member of the board of directors of Bank of Cyprus, a banking and financial institution headquartered in Cyprus; Arcelor Mittal, the world’s largest steel and mining company; EXCO Resources, Inc., a natural gas and oil exploration company; DSS Holdings LP, a shipping transportation company; and Sun Bancorp, a bank holding company; he is also Vice Chairman of Bank of Cyprus Public Co Ltd., a banking and financial institution headquartered in Cyprus. Mr. Ross formerly served as a member of the board of directors of many banks, financial and other companies, including but not limited to, Navigator Holdings Ltd., a provider of international seaborne transportation services, until November 2014; NBNK Investments PLC, a financial services special purpose acquisition company, until November 2014; Ocwen Financial Corporation, a residential and commercial loan servicing company, until November 2014; Talmer Bancorp, a bank holding company, until November 2014; International Automotive Components Group, Inc., an auto parts supplier company, until November 2014; International Textile Group, Inc., a global, diversified textile provider, until November 2014; Assured Guaranty Ltd., a holding company that provides credit protection products to the United States and international public finance, infrastructure and structured finance markets, until November 2014; The Governor and Company of the Bank of Ireland, a commercial bank operation in Ireland, until June 2014, BankUnited, Inc., a savings and loan holding company, until March 2014; Plascar Participacoes SA, a manufacturer of automotive interiors, until January 2014; Air Lease Corporation, an aircraft leasing company from 2010 to December, 2013; The Greenbrier Companies, a supplier of transportation equipment and services to the railroad industry from June 2009 until January 2013; International Coal Group from April 2005 to June 2011, and Montpelier Re Holdings Ltd., a reinsurance company, from 2006 to March 2010. Mr. Ross was Executive Managing Director of Rothschild Inc. for 24 years before acquiring that firm’s private equity partnerships in 2000. Mr. Ross is a graduate of Yale University and of Harvard Business School. Through the course of Mr. Ross’ career, he has served as a principal financial adviser to, investor in, and director of various companies across the globe operating in diverse industries, and he has assisted in restructuring more than $200 billion of corporate liabilities. Mr. Ross is well qualified to serve as a director due to his over 35 years of experience in private equity, numerous public and private company directorship roles, and globally-recognized financial expertise having been elected to both the Private Equity Hall of Fame and the Turnaround Management Association Hall of Fame.

Lord William Astor has been a member of our Board since June 2014. Lord William Astor, 4th Viscount Astor, is a British businessman and politician who sits as an elected hereditary peer in the House of Lords since 1973. He served both in the Governments of Lady Thatcher and of John Major from 1989 to 1996, and subsequently as Minister in the Department of National Heritage. He then served as Conservative Opposition spokesman in the House of Lords from 1997 to 2010. He is a director of Networkers International Plc, a global recruitment consultancy listed on the Alternative Investment Market (“AIM”) in London since 2007, which specializes in telecommunications, information technology, financial markets. He is a non-executive director of Canadian Overseas Petroleum Ltd, which is listed on the Calgary Stock Exchange. Viscount Astor is also a director of a number of private companies in the United Kingdom, and is currently Deputy Chairman of Silvergate Media Ltd, which owns, manages, and develops family entertainment brands in the United Kingdom. Previously, he was Deputy Chairman of Chorion Plc, and a director of Urbium Plc. He also serves as Chairman of Ancroft Tractors Ltd (farm machinery dealer) and director of Cliveden Securities Ltd (corporate financial advice). In light of Lord William Astor’s directorship experience, business expertise, financial acumen and business industry contacts, we believe that he is well qualified to serve as a director on our Board.

Stephen J. Toy has been the President since March 2014 and is a Senior Managing Director, Chairman of the Investment Committee and member of the Management Committee of WL Ross. Mr. Toy, who has worked at WL Ross since its founding in April 2000, primarily focuses on global distressed private equity investments and is responsible for originating and executing new investments and monitoring current portfolio investments. He has been the senior team member with primary responsibility for WL Ross’ investment in several value oriented investment opportunities, including International Automotive Component Group, 360networks Corp., Kansai Sawayaka Bank and Permian Basin Materials LLC. For International Automotive Component Group, Mr. Toy oversaw a total of 15 acquisitions to build a leading global manufacturer of automotive interior components parts. Mr. Toy has also been involved with the acquisition of VTG AG, the largest specialized railcar leasing company in Europe, from TUI AG; the establishment of Kansai Sawayaka Bank in Japan to acquire Kofuku Bank Ltd.; the consolidation of North American telecommunications assets with 360networks Corp.; and the acquisition of Marquis Who’s Who from Reed Elsevier. Mr. Toy was named one of M&A Advisors “40 under 40” award winners in 2012. He has been part of the WL Ross team since its founding in April 2000. From 1994 to 2000, Mr. Toy was part of the M&A and corporate restructuring advisory group at Rothschild Inc. and public finance advisory group at O’Brien Partners Inc. Mr. Toy holds a B.S. summa cum laude from the State University of New York at Albany. Mr. Toy is well qualified to serve as director due to his over 20 years of experience in private equity, numerous public and private company directorship roles, and his significant turnaround experience.

Thomas E. Zacharias has been a member of our Board since June 2014. Mr. Zacharias has served as Chief Operating Officer of W. P. Carey Inc. since March 2005 and as head of the Asset Management Department and Managing Director since April 2002. He has also served as Chief Operating Officer and Managing Director of Corporate Property Associated (“CPA”)®:17 — Global since September 2007, as Chief Operating Officer and Managing Director of CPA®:18 — Global since September 2012. He has served as Chief Operating Officer of Carey Watermark Investors since September 2010 having previously served as the sole member of the board of directors from March 2008 through that date. Mr. Zacharias served as Chief Operating Officer of Carey Watermark Investors 2 since May 2014. Mr. Zacharias had also served as Chief Operating Officer and Managing Director of CPA®:16 — Global from May 2011 to January 2014 (when CPA®:16 merged with W.P. Carey), having previously served as President from June 2003 to May 2011. He had also served as Chief Operating Officer of CPA®:14 and CPA®:15 from May 2005 to May 2011 and September 2012 (when CPA®:15 merged with W. P. Carey), respectively, having also served as Managing Director since April 2002, and as an Independent Director of CPA®:14 from 1997 to 2001 and of CPA®:15 in 2001. Prior to joining W. P. Carey, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998 Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was one of the largest private equity REITs in the United States. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976 and an M.B.A. from Yale School of Management in 1979. He is a member of the Urban Land Institute and NAREIT. In light of Mr. Zacharias’ directorship and management experiences, we believe that he is well qualified to serve as a director on our Board.

Robert C. Dinerstein was appointed by our Board on January 13, 2016 to serve as a director effective as of January 15, 2016. Mr. Dinerstein serves as chairman of the board of directors of Veracity Worldwide LLC, a strategic risk advisory firm that counsels companies doing business in emerging markets, and chairman of the compliance and risk committee and member of the audit committee of Amalgamated Bank. He is a member of the Council on Foreign Relations and of the Advisory Board of the School of International and Public Affairs at Florida International University. Mr. Dinerstein has previously served as the global co-chair of the financial institutions practice at Greenberg Traurig, a senior executive with UBS Investment Bank, Executive Vice President and General Counsel of Shearson Lehman Brothers, Vice President and General Counsel of Citicorp’s Investment Bank, chairman of Crossbow Ventures, and as a member of the executive committee of the Institute of International Bankers. He is a graduate of Harvard University and the University of Michigan Law School. Mr. Dinerstein is well qualified to serve as director due to his vast experience in banking, securities regulation, international capital markets, corporate governance, and risk management.

Michael J. Gibbons, CPA, has been our Chief Financial Officer since March 2014. Since 2002, Mr. Gibbons had been responsible for financial and tax related structuring of investments, implementation and monitoring of investment guidelines, as well as all aspects of financial reporting including accounting policies and procedures, accounting and information system design, external reporting, audits, financial and organizational structure; review and negotiation of contracts; foreign currency transactions, risk management, cash management and forecasting at WL Ross. Prior to joining WL Ross, he co-founded and was a Senior Manager of Marcum’s Hedge Fund/Investment Partnership specialty practice group. He graduated from Pace University with a B.A. in Business Administration.

Wendy L. Teramoto has been our Senior Vice President since March 2014. Ms. Teramoto is a Managing Director at WL Ross and has been with WL Ross in various capacities since 2000. Ms. Teramoto is also a director of DSS Holdings GP Limited, a global shipping company and Nautical Bulk Holding Limited, a dry bulk shipping company, The Greenbrier Companies, Inc., a supplier of transportation equipment and services to the railroad industry, and Navigator Holdings Ltd, an LNG tanker company. Ms. Teramoto was previously a director of International Coal Group, Inc., a NYSE-listed company, from 2004 to 2011, at which point it was acquired by Arch Coal, Inc. Prior to joining WL Ross, Ms. Teramoto worked at Rothschild Inc., an investment banking firm. Ms. Teramoto holds a B.S. in Accounting from the University of Colorado at Boulder.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Mr. Ross and Lord William Astor, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Toy and Zacharias as well as Mr. Dinerstein, who was appointed by our Board on January 13, 2016 to serve as a director effective as of January 15, 2016, will expire at the second annual meeting of stockholders.

Our officers are elected by our Board and serve at the discretion of our Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by our Board.

Director Independence

NASDAQ listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We currently have two “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules, Lord William Astor and Mr. Zacharias, and have appointed a third independent director, Robert C. Dinerstein, to replace Steve Miller, who departed our Board on August 13, 2015. To comply with NASDAQ listing standards and applicable SEC rules, we have appointed Mr. Dinerstein, to serve on our Board effective as of January 15, 2016. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash (or non-cash) compensation for services rendered to us. Commencing on June 6, 2014 through the earlier of consummation of an initial Business Combination and our liquidation, the Company has and will continue to pay an affiliate of our Sponsor a total of $10,000 per month for office space, utilities and secretarial support, other than during the period beginning on January 1, 2015 and ending December 31, 2016, which payment obligation our Sponsor has agreed to irrevocably and unconditionally waive. Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

After the completion of an initial Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by a Compensation Committee constituted solely of independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of an initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after an initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of an initial Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of our Board

Our Board has two standing committees: an Audit Committee and a Compensation Committee. Our Audit Committee has been composed of two independent directors since the departure of Mr. Miller on August 13, 2015. Our Compensation Committee is composed solely of our two independent directors. We have appointed Robert C. Dinerstein to our Board, Audit Committee, and Compensation Committee in accordance with NASDAQ requirements, effective January 15, 2016, to replace Mr. Miller, who departed from our Board on August 13, 2015. Upon the effectiveness of Mr. Dinerstein’s appointment on January 15, 2016, our Audit Committee and Compensation Committee will each be composed of our three independent directors, Lord William Astor and Messrs. Zacharias and Dinerstein.

Audit Committee

We have established and will maintain an Audit Committee of our Board. Lord William Astor and Mr. Zacharias serve as members of our Audit Committee. Mr. Zacharias serves as chairman of our Audit Committee. We have attached a copy of our Audit Committee charter as Exhibit A to this proxy statement. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of our Audit Committee. Because we have listed our securities on NASDAQ, we have 180 days from the date that Mr. Miller departed our Audit Committee, or until February 9, 2016, to comply with the audit committee independence requirements, and we appointed Robert C. Dinerstein on January 13, 2016 to serve as a director effective as of January 15, 2016, within the 180 days from the date that Mr. Miller departed our Audit Committee. We will therefore be in compliance with NASDAQ’s audit committee independence requirements as of January 15, 2016.

The rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Lord William Astor and Messrs. Zacharias and Dinerstein are all independent. Each member of our Audit Committee is financially literate and our Board has determined that Mr. Zacharias qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of our Audit Committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
•	setting clear hiring policies for employees or former employees of the independent auditors;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o WL Ross Holding Corp., 1166 Avenue of the Americas, New York, New York 10036.

Compensation Committee

We have established and will maintain a Compensation Committee of our Board. The members of our Compensation Committee are Lord William Astor and Mr. Zacharias. Mr. Zacharias serves as chairman of our Compensation Committee. We have appointed Robert C. Dinerstein to serve on our Compensation Committee, effective January 15, 2016, at which point our Compensation Committee will consist of Lord William Astor and Messrs. Zacharias and Dinerstein. We have attached a copy of our Compensation Committee charter as Exhibit B to this proxy statement, which details the principal functions of our Compensation Committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter provides that our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, our Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of our Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o WL Ross Holding Corp., 1166 Avenue of the Americas, New York, New York 10036.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an Audit Committee and a Compensation Committee. Each of the standing committees of our Board is comprised entirely of independent directors.

During the fiscal year ended December 31, 2014:

•	our Board held four meeting;
•	our Audit Committee held two meetings; and
•	our Compensation Committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2014.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be our first annual meeting of stockholders.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. Accordingly, pursuant to Rule 5605(e)(1)(A) of the NASDAQ rules, director nominees must be selected, or recommended for our Board’s selection, by a majority of the independent directors in which only independent directors participate. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Mr. Zacharias and Lord William Astor. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Our Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is also our Chairman. Our Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, our Board considered, among other matters, Mr. Ross’s experience in leading businesses and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, our Board believes that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Our Board is actively involved in overseeing our risk management processes. Our Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our Board include consideration of the challenges and risks of our businesses, and our Board and management actively engage in discussion on these topics. In addition, each of our Board’s committees considers risk within its area of responsibility. For example, our Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. Our Compensation Committee considers risk and structures our executive compensation programs, if any, to provide incentives to reward appropriately executives for growth without undue risk taking.

Compensation Committee Interlocks and Insider Participation

Our director and president, Stephen J. Toy, also serves on the board of directors of International Automotive Components Group S.A. (“IAC”), a private entity of which Robert S. Miller serves as chief executive officer. Mr. Miller joined IAC on July 13, 2015 and assumed the role of president, chief executive officer and director on Aug. 7, 2015. Mr. Miller had previously served on our Board, and he resigned from our Board, Audit Committee, and Compensation Committee on August 13, 2015.

None of our other executive officers currently serves, nor served in the past year, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have previously filed a copy of our form of Code of Ethics and our Audit Committee charter as exhibits to our registration statement filed on May 30, 2014. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we will provide a copy of the Code of Ethics without charge upon request. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Audit Committee Report

Our Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our Audit Committee recommended to our Board that the audited financial statements for the years ended December 31, 2014 and December 31, 2015 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:
Audit Committee of the Board of Directors
Lord William Astor
Thomas E. Zacharias

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on a review of Forms 3 furnished to the Company during its most recent fiscal year, a Form 3 was not timely filed for Robert S. Miller, a former director of the Company. This omission was remedied with a Form 3 filing on July 21, 2014 for Mr. Miller. Other than the foregoing, based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during the fiscal year ended December 31, 2014 all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Secretary, c/o WL Ross Holding Corp., 1166 Avenue of the Americas, New York, New York 10036. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is required to present a business combination opportunity to such entity. Accordingly, if any of the above executive officers becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers and directors will materially affect our ability to complete an initial Business Combination. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one which we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Our Sponsor, executive officers and directors may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any blank check company other than NBNK Investments PLC, a blank check company publicly traded on the AIM in the United Kingdom focusing on the financial services sector in the United Kingdom with an aggregate amount of assets of approximately £20 million, until we have entered into a definitive agreement regarding an initial Business Combination or we have failed to complete an initial Business Combination within 24 months after the closing of our IPO (June 11, 2016). Potential investors should also be aware of the following other potential conflicts of interest:

•	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.
•	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
•	Our Sponsor has agreed to waive its redemption rights with respect to its Founder Shares and public shares in connection with the consummation of an initial Business Combination. Additionally, our Sponsor has agreed to waive its redemption rights with respect to its Founder Shares if we fail to consummate an initial Business Combination within 24 months after the closing of our IPO (June 11, 2016). If we do not complete an initial Business Combination within such applicable time period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of our public shares, and the Private Placement Warrants will expire worthless. With certain limited exceptions, the Founder Shares and Private Placement Warrants will not be transferable, assignable or salable by our Sponsor until the earlier of (1) one year after the completion of an initial Business Combination and (2) the date on which we consummate a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after an initial Business Combination that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination, the Founder Shares will be released from the lock-up. With certain limited exceptions, the Private Placement Warrants and the Common Stock underlying such warrants, will not be transferable, assignable or salable by our Sponsor until 30 days after the completion of an initial Business Combination. Since our Sponsor and officers and directors may directly or indirectly own Common Stock and warrants following our IPO, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate an initial Business Combination.
•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to an initial Business Combination.

We cannot assure you that any of the above-mentioned conflicts will be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity does not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Below is a table summarizing the entities to which our executive officers and directors have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Wilbur L. Ross, Jr.	Bank of Cyprus Public Co Ltd.	Banking	Director, Vice Chairman
	Arcelor Mittal	Steel	Director
	EXCO Resources, Inc.	Oil and Natural Gas	Director
	Sun Bancorp	Banking	Director
	DSS Holdings LP	Shipping	Director, Chairman
Lord William Astor	Networkers International Plc	Recruiting Consultancy	Director
	Canadian Overseas Petroleum Ltd.	Oil & Gas	Director
	Silvergate Media Ltd.	Entertainment	Director, Deputy Chairman
	Cliveden Securities Ltd.	Financial Advisory Services	Director
	Ancroft Tractors Ltd.	Tractors and Farm Machinery	Director, Chairman
	Vampire Squid Productions Ltd.	Entertainment	Director
Stephen J. Toy	International Automotive Components Group North America LLC	Manufacturing Holding Company	Director
	Plascar Participacoes SA	Auto parts	Director
	Amalgamated Bank	Commercial Banking	Director
	Permian Basin Materials LLC	Concrete, Sand and Gravel Production	Director
	Compagnie Europeenne de Wagons	Railcar Ownership	Director
Thomas E. Zacharias	Carey Watermark Investors Inc.	Hotel Investment Company	Officer
	Carey Watermark Investors 2 Inc.	Hotel Investment Company	Officer
	W.P. Carey Inc.	Real Estate Investment Management and REIT Advisory Services	Officer
	Corporate Property Associates 17 — Global Inc.	Real Estate Investment	Officer
	Corporate Property Assets 18 — Global Inc.	Real Estate Investment	Officer
Robert C. Dinerstein*	Amalgamated Bank	Commercial Banking	Director
	Veracity Worldwide LLC	Research and Consulting Company	Director, Chairman
Michael J. Gibbons	Altamira Servicios de Infraestructura, S.A. De C.V.	Water Treatment Company	Director
	International Textile Group	Textiles	Director
	Insuratex	Property and Casualty Insurance	Director
	NT Sunset LLC	Liquidating Company	Director
	Compagnie Europeenne de Wagons Sarl	Railcar Ownership	Director
Wendy L. Teramoto	DSS Holdings GP Limited	Shipping	Director
	Greenbrier Companies, Inc.	Transportation Equipment and Services	Director
	Nautical Bulk Holding Limited	Dry Bulk Shipping Company	Director
	International Coal Group, Inc.	Mining	Director
	Navigator Holdings Ltd.	Shipping	Director
(*)	Robert C. Dinerstein has been appointed to our Board, effective January 15, 2016.

In addition, each of Messrs. Ross and Toy and Ms. Teramoto are executive officers of WL Ross, and have fiduciary or contractual obligations to present certain business combination opportunities to WL Ross, its funds or its portfolio companies. For example, certain of our directors and officers are and may continue to be involved with NBNK Investments PLC, a blank check company publicly traded on the AIM in the United Kingdom focusing on the financial services sector in the United Kingdom with an aggregate amount of assets of approximately £20 million. In addition, WL Ross and certain of its affiliates, including our Sponsor and us, may be precluded from pursuing a business combination it would otherwise deem attractive as a result of a non-competition agreement, running for a period of approximately one more year, not to own or acquire any equity interest in, manage or operate anywhere in the United States, the origination, underwriting and servicing of mortgage loans for multifamily apartment properties, affordable multifamily housing, seniors housing and other multifamily and healthcare properties pursuant to programs administered by government agencies.

Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete an initial Business Combination. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

We are not prohibited from pursuing an initial Business Combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete an initial Business Combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA that such an initial Business Combination is fair to our company from a financial point of view.

In the event that we submit an initial Business Combination to our public stockholders for a vote, our Sponsor has agreed to vote its Founder Shares and any public shares purchased during or after the offering in favor of an initial Business Combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of an initial Business Combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors are indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information regarding the beneficial ownership of Common Stock as of January 12, 2016 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;
•	each of our executive officers and directors that beneficially owns shares of Common Stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of January 12, 2016.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner(1)	Number	Percent of Class
WL Ross Sponsor LLC (our Sponsor)(2)	12,506,250	20.00%
Fir Tree Inc.(3) 505 Fifth Avenue 23rd Floor New York, New York 10017	4,975,855	7.96%
Canyon Capital Advisors LLC(4) 65 East 55th Street, 19th Floor New York, New York 10022	3,850,000	6.17%
Amici Capital, LLC(5) Paul E. Orlin(5) 666 Fifth Avenue, Suite 3403 New York, New York 10103	3,620,000	5.79%
TD Asset Management Inc.(6) P.O. Box 3 TD Center 7th Floor 55 King St W Toronto Dominion Centre Toronto, A6 00000	3,325,000	5.32%
Wilbur L. Ross, Jr.(7)	12,506,250	20%
Lord William Astor	0	*
Stephen J. Toy	0	*
Thomas E. Zacharias	0	*
Robert C. Dinerstein	0	*
Michael J. Gibbons	0	*
Wendy L. Teramoto	0	*
Robert S. Miller	0	*
All directors and executive officers as a group (7 individuals)	12,506,250	20%

*	Less than one percent.
(1)	This table is based on 62,531,250 shares of Common Stock outstanding as of January 12, 2016. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the directors and executive officers in this table is 1166 Avenue of the Americas, New York, New York 10036.
(2)	According to Schedule 13G filed on February 13, 2015.

(3)	According to Schedule 13F filed on September 30, 2015.
(4)	According to Form 13F filed on November 16, 2015.
(5)	According to Schedule 13F filed on November 16, 2015.
(6)	According to Schedule 13F filed on November 12, 2015.
(7)	Mr. Ross may be deemed to beneficially own shares held by our Sponsor by virtue of his control, through two holding companies, of our Sponsor.

Transfers of Founder Shares and Private Placement Warrants

The Founder Shares, Private Placement Warrants and any shares of Common Stock issued upon exercise of the Private Placement Warrants are each subject to transfer restrictions pursuant to lock-up provisions in the letter agreements with us entered into by our Sponsor. Those lock-up provisions provide that such securities are not transferable or salable (i) in the case of the Founder Shares, until the earlier of (A) one year after the completion of an initial Business Combination or (B) if, subsequent to our business combination, the last sale price of the Common Stock (x) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination, or (y) the date following the completion of an initial Business Combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, and (ii) in the case of the Private Placement Warrants and the respective Common Stock underlying such warrants, until 30 days after the completion of an initial Business Combination, except in each case (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, (b) in the case of an individual, by gift to a member of one of the members of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased; (f) in the event of our liquidation prior to our completion of an initial Business Combination; (g) by virtue of the laws of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; or (h) in the event of our completion of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to our completion of an initial Business Combination; provided, however, that in the case of clauses (a) through (e) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

Private Placement Shares

We have granted our Sponsor the option to purchase, simultaneously with the consummation of an initial Business Combination, up to an additional 10,000,000 shares of Common Stock at a price of $10.00 per share. The proceeds of the sale of such shares will not be deposited into our Trust Account, the shares will not be eligible for redemption from our Trust Account nor will they be eligible to vote upon an initial Business Combination. Our Sponsor may assign this option to one or more of its affiliated investment funds to satisfy their co-investment rights in an initial Business Combination.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants and any privately placed shares have registration rights to require us to register a sale of any of our securities held by them pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, according to the registration rights agreement, we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, upon the earlier of (A) one year after the completion of an initial Business Combination or earlier if, subsequent to our business combination, the last sale price of the Common Stock (x) equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination, or (y) the date following the completion of an initial Business Combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our public stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, and (ii) in the case of the Private Placement Warrants and the respective Common Stock underlying such warrants, 30 days after the completion of an initial Business Combination. We will bear the costs and expenses of filing any such registration statements.

Convertible Notes

On March 26, 2015, the Company issued a convertible promissory note (the “Convertible Note”) to our Sponsor that provides for our Sponsor to loan us up to $300,000 for ongoing expenses. The Convertible Note is interest bearing at 5% per annum and is due and payable on June 11, 2016. At the option of our Sponsor, any amounts outstanding under the Convertible Note may be converted into warrants to purchase shares of Common Stock at a conversion price of $0.60 per warrant. Each warrant will entitle our Sponsor to purchase one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share). Each warrant will contain other terms identical to the terms contained in the Private Placement Warrants. On April 16, 2015, we borrowed the total proceeds of $300,000 from the Convertible Note entered with our Sponsor. As of December 31, 2015, the outstanding balance of the Convertible Note was $310,644.

On January 5, 2016, the Company issued a second convertible promissory note (the “Second Convertible Note”) to our Sponsor that provides for our Sponsor to loan us up to $425,000 for ongoing expenses. The Second Convertible Note is interest bearing at 5% per annum and is due and payable on June 11, 2016. At the option of our Sponsor, any amounts outstanding under the Second Convertible Note may be converted into warrants to purchase shares of Common Stock at a conversion price of $0.50 per warrant. Each warrant will entitle our Sponsor to purchase one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share). Each warrant will contain other terms identical to the terms contained in the Private Placement Warrants. On January 5, 2016, we borrowed the total proceeds of $425,000 from the Second Convertible Note entered with our Sponsor.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2014, our Sponsor, purchased an aggregate of 14,375,000 Founder Shares, for an aggregate offering price of $25,000 at an average purchase price of approximately $0.002 per share. Immediately prior to the pricing of our IPO, on June 5, 2014, our Sponsor forfeited 1,868,750 Founder Shares so that the remaining Founder Shares represented 20.0% of the outstanding shares upon completion of our IPO.

Simultaneously with the commencement of our IPO on June 5, 2014, the Company completed the private sale of 22,400,000 warrants (the “Private Placement Warrants”) at a purchase price of $0.50 per Private Placement Warrant, to the our Sponsor, generating gross proceeds to the Company of $11,200,000. The Private Placement Warrants are identical to the warrants sold as part of the Public Units in our IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by our Sponsor or its permitted transferees.

On June 5, 2014, the Company entered into an Administrative Services Agreement with our Sponsor, pursuant to which we agreed to pay a total of $10,000 per month for office space, utilities and secretarial support to such affiliate. Upon completion of an initial Business Combination or our liquidation, the Company will cease paying these monthly fees. On March 26, 2015, our Sponsor irrevocably and unconditionally waived the $10,000 per month payment obligations of the Company for office space, administrative services and secretarial support for the period from January 1, 2015 to December 31, 2015. On January 13, 2016, our Sponsor irrevocably and unconditionally waived the $10,000 per month payment obligations for the period beginning on January 1, 2016 and ending on December 31, 2016.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews, on a quarterly basis, all payments that were made to our Sponsor, officers, directors or our or their affiliates and determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

We have granted our Sponsor the option to purchase, simultaneously with the consummation of an initial Business Combination, up to an additional 10,000,000 shares of Common Stock at a price of $10.00 per share. The proceeds of the sale of such shares will not be deposited into our trust account, the shares will not be eligible for redemption from our trust account nor will they be eligible to vote upon an initial Business Combination. Our Sponsor may assign this option to one or more of its affiliated investment funds to satisfy their co-investment rights in an initial Business Combination.

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial Business Combination, we would repay such loaned amounts. In the event that an initial Business Combination does not close, we may use a portion of the working capital held outside our trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the placement warrants issued to the initial holder.

On March 26, 2015, the Company issued the Convertible Note to our Sponsor that provides for our Sponsor to loan us up to $300,000 for ongoing expenses, and on January 5, 2016, the Company issued the Second Convertible Note to our Sponsor that provides for our Sponsor to loan us up to $425,000 for ongoing expenses. For additional information on these notes, see the section entitled “Convertible Notes” on page 21.

We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After an initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider an initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the Founder Shares and Private Placement Warrants and any privately placed shares have registration rights and certain “piggy-back” rights pursuant to a registration rights agreement. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by our independent registered public accounting firm since inception include:

For the Period March 24, 2014 (Inception) through December 31, 2014
Audit Fees(1)	$25,000
Audit-Related Fees(2)	$71,000
Tax Fees(3)	$—
All Other Fees(4)	$—
Total fees:	$96,000

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

Our Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, our Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under our Audit Committee charter.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF TWO CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”, and we have appointed a fifth director, Robert C. Dinerstein, to serve on our Board, effective as of January 15, 2016.

Mr. Ross and Lord William Astor are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2017, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board recommends a vote “FOR” the election to our Board of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify our Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Our Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our Audit Committee is not bound by the outcome of this vote.

KPMG LLP has audited our financial statements for the fiscal year ended December 31, 2014. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to KPMG LLP for services rendered in fiscal year 2014.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by KPMG LLP in connection with regulatory filings. The fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the Form 8-K filed in connection with the closing of our initial public offering and other required filings with the SEC for the period from March 24, 2014 (inception) through December 31, 2014 totaled $25,000. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The fees billed by KPMG LLP for audit-related fees from March 24, 2014 (inception) through December 31, 2014 totaled $71,000.

Tax Fees.  We did not pay KPMG LLP for tax planning and tax advice for the period from March 24, 2014 (inception) through December 31, 2014.

All Other Fees.  We did not pay KPMG LLP for any other services for the period from March 24, 2014 (inception) through December 31, 2014.

Our Audit Committee has determined that the services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee has approved all of the foregoing services. Our Audit Committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our Audit Committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of KPMG LLP requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the ratification of the selection by our Audit Committee of KPMG LLP as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2016 Annual Meeting

We anticipate that the 2016 annual meeting of stockholders will be held no later than December 31, 2016. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Assuming the meeting is held on or about December 30, 2016, such proposals must be received by the Company at its offices at c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10036 no later than November 13, 2016 and no earlier than October 14, 2016.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation. Accordingly, for our 2016 Annual Meeting, assuming the meeting is held on December 30, 2016, notice of a nomination or proposal must be delivered to us no later than November 13, 2016 and no earlier than October 14, 2016. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10036, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to WL Ross Holding Corp., 1166 Avenue of the Americas, New York, NY 10036, Attn: Secretary.

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
WL ROSS HOLDING CORP.

I. PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of WL Ross Holding Corp. (the “Corporation”) is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the financial statements of the Corporation.

II. COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more independent directors, as determined from time to time by the Board; provided, that, until the 90th day following the Corporation’s initial public offering, two members of the Committee may not be “independent directors,” and until the one year anniversary of the Corporation’s initial public offering, one member of the Committee may not be an “independent director.” Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”), and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”).

III. MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

(a)	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

(b)	Review and, in its sole discretion, approve in advance the Corporation’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such independent auditors (which approval should be made after receiving input from the Corporation’s management, if desired).Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee/the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;
(c)	Review the performance of the Corporation’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;
(d)	Evaluate the independence of the Corporation’s independent auditors by, among other things:
(i)	obtaining and reviewing from the Corporation’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;
(ii)	actively engaging in a dialogue with the Corporation’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;
(iii)	setting clear hiring policies for employees or former employees of the Corporation’s independent auditors;
(iv)	taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation’s independent auditors;
(v)	monitoring compliance by the Corporation’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;
(vi)	monitoring compliance by the Corporation of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and
(vii)	engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

(e)	Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year;
(f)	Review with management and the Corporation’s independent auditors the following information which is required to be reported by the independent auditor:
(i)	all critical accounting policies and practices to be used;
(ii)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;
(iii)	all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and
(iv)	any material financial arrangements of the Corporation which do not appear on the financial statements of the Corporation;
(g)	Resolve all disagreements between the Corporation’s independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

(h)	Review:
(i)	the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Corporation’s internal audit function, through inquiry and discussions with the Corporation’s independent auditors and management; and
(ii)	the Committee’s level of involvement and interaction with the Corporation’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;
(i)	Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:
(i)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information; and
(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting;
(j)	Discuss guidelines and policies governing the process by which senior management of the Corporation assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
(k)	Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;
(l)	Receive periodic reports from the Corporation’s independent auditors, management and director of the Corporation’s internal auditing department to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;
(m)	Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation’s financial statements should be included in the Annual Report on Form 10-K;
(n)	Establish and maintain free and open means of communication between and among the Committee, the Corporation’s independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;
(o)	Review the type and presentation of information to be included in the Corporation’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

Miscellaneous

(p)	Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(q)	Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Corporation;
(r)	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;
(s)	Review the Corporation’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation’s independent auditors;
(t)	Review and approve in advance any services provided by the Corporation’s independent auditors to the Corporation’s executive officers or members of their immediate family;
(u)	Review the Corporation’s program to monitor compliance with the Corporation’s Code of Conduct, and meet periodically with the Corporation’s Compliance Committee to discuss compliance with the Code of Conduct;
(v)	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;
(w)	Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Corporation or any of its subsidiaries, or reports made by the Corporation’s chief executive officer or general counsel in relation thereto;
(x)	Approve reimbursement of expenses incurred by management in connection with certain activities on our behalf, such as identifying potential target businesses;
(y)	Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;
(z)	Review and assess the adequacy of this Charter on an annual basis; and
(aa)	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary.

* * *

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

* * *

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF WL ROSS HOLDING CORP.

I. PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of WL Ross Holding Corp. (the “Corporation”) shall be to oversee the Corporation’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Corporation’s compensation discussion and analysis (“CD&A”) to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Corporation’s charter or bylaws or the Board.

II. COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ Stock Market (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Corporation may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Corporation’s executive compensation plans:

(a)	To review at least annually the goals and objectives of the Corporation’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b)	To review at least annually the Corporation’s executive compensation plans in light of the Corporation’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c)	To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Corporation’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Corporation’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Corporation in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.
(d)	To evaluate annually the performance of the other executive officers of the Corporation in light of the goals and objectives of the Corporation’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.
(e)	To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.
(f)	To review and approve any severance or termination arrangements to be made with any executive officer of the Corporation.
(g)	To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.
(h)	To review perquisites or other personal benefits to the Corporation’s executive officers and directors and recommend any changes to the Board.
(i)	To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.
(j)	To review and discuss with management the Corporation’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Corporation’s annual proxy statement or annual report on Form 10-K.
(k)	To review compensation arrangements for the Corporation’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.
(l)	To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Corporation and the Corporation’s executive officers or other employees subject to Section 16 of the Exchange Act.
(m)	To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Corporation’s annual proxy statement or annual report on Form 10-K.
(n)	To perform such other functions as assigned by law, the Corporation’s charter or bylaws or the Board.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Corporation that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B. General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Corporation’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a)	To review at least annually the goals and objectives of the Corporation’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.
(b)	To review at least annually the Corporation’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.
(c)	To review all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.
(d)	To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V. ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Corporation’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers other than the Chief Executive Officer and the Corporation’s director compensation arrangements.

VI. DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII. EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation’s or the Board’s policies or procedures.

VIII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Corporation. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)	The provision of other services to the Corporation by the person that employs the compensation consultant, legal counsel or other adviser;
(b)	The amount of fees received from the Corporation by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
(c)	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:
(d)	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(e)	Any stock of the Corporation owned by the compensation consultant, legal counsel or other adviser; and
(f)	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Corporation.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Corporation, and that is available generally to all salaried employees; or providing information that either is not customized for the Corporation or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

WL ROSS HOLDING CORP.

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this    ☐

PROXY

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINEES, AND “FOR” PROPOSAL TWO.

1.	To elect two Class I Directors to serve on the Company’s Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors:  Wilbur L. Ross, Jr. and Lord William Astor

For All	☐	Withhold All	☐	For All Except*	☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2.	Ratification of the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015.

For	☐	Against	☐	Abstain	☐

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2016

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

WL ROSS HOLDING CORP.
c/o WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036

February 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF
WL ROSS HOLDING CORP.

The undersigned hereby appoints Wilbur L. Ross, Jr., Michael J. Gibbons, and Stephen J. Toy, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of Common Stock of WL Ross Holding Corp. (the “Company”) held of record by the undersigned at the close of business on January 12, 2016 at the Annual Meeting of Stockholders to be held at the offices of the Company, located at 1166 Avenue of the Americas, New York, NY 10036 on Thursday, February 11, 2016, at 1:00 p.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, AND FOR PROPOSAL TWO. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)
WL ROSS HOLDING CORP.

This proxy statement and the 2015 annual report on Form 10-K (which includes the Company’s financial results for the years ended December 31, 2014 and December 31, 2015) are available at:

http://www.cstproxy.com/wlross/2016